Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
(16) Subsequent Event
On July 30, 2020, the Company announced that its wholly owned subsidiary, Lamar Media, intends to redeem $267,500 in aggregate principal amount of its outstanding 5% Notes on August 31, 2020. Following the redemption, $267,500 of the original $535,000 in aggregate principal amount of 5% Notes will remain outstanding under the indenture. The redemption will be made in accordance with the terms of the indenture governing the 5% Notes.

(24) Subsequent Events
On February 6, 2020, Lamar Media completed a refinancing transaction involving (i) the issuance of an additional $1,000,000 in aggregate principal amount of new senior notes, consisting of $600,000 in aggregate principal amount of 3 3/4% Senior Notes due 2028 and $400,000 in aggregate principal amount of 4% Senior Notes due 2030 and (ii) the entry into the Fourth Amended and Restated Credit Agreement, which amended and restated its existing senior credit facility. The new senior credit facility created under the Fourth Amended and Restated Credit Agreement consists of (i) a new $750,000 senior secured revolving credit facility, (ii) a new $600,000 Term B loan facility (the “new Term B loans”), and (iii) an incremental facility pursuant to which Lamar Media may incur additional term loan tranches or increase its revolving credit facility subject to a pro forma secured debt ratio. Lamar Media borrowed all $600,000 of the new Term B loans on February 6, 2020.
Proceeds from the refinancing transactions, after the payment of fees and expenses, were used to (1) redeem Lamar Media’s 5 3/8% Senior Notes on February 20, 2020 and (2) repay amounts outstanding under the Third Amended and Restated Senior Credit Agreement, including the existing Term A loans and Term B loans thereunder.